Retirement and Benefit Programs (Tables)	3 Months Ended
May 31, 2013
Retirement and Benefit Programs
Schedule of net periodic pension expense recognized
	Three Months Ended
	May 31,	May 31,
(In thousands)	2013	2012

Net periodic benefit cost
Service cost	$86	$68
Interest cost	100	99
Expected return on plan assets	(143)	(146)
Amortization of prior service cost	16	15
Recognized net actuarial loss	66	62
Total pension expense	$125	$98